UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 8, 2025

SHIFT4 PAYMENTS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39313	84-3676340
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3501 Corporate Parkway

Center Valley, Pennsylvania 18034

(Address of principal executive offices) (Zip Code)

(888) 276-2108

(Registrant’s telephone number, include area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	FOUR	The New York Stock Exchange
6.00% Series A Mandatory Convertible Preferred Stock, $0.0001 par value per share	FOUR PRA	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On May 8, 2025, Shift4 Payments, Inc. announced the pricing of an offering by its subsidiaries, Shift4 Payments, LLC (“Shift4”) and Shift4 Payments Finance Sub, Inc. (together with Shift4, the “Issuers”), of €680 million aggregate principal amount of 5.500% Senior Notes due 2033 (the “Euro Notes”) and tack-on offering of $550 million in aggregate principal amount of their 6.750% senior notes due 2032 (the “New 2032 Notes” and, together with the Euro Notes, the “Notes”). The New 2032 Notes will be issued as additional securities under an Indenture, dated August 15, 2024 (as supplemented from time to time, the “2032 Notes Indenture”), pursuant to which the Issuers issued $1,100 million in aggregate principal amount of their 6.750% senior notes due 2032 (the “Existing 2032 Notes”) in August 2024. The New 2032 Notes and the Existing 2032 Notes are intended to be treated as a single class of debt securities under the 2032 Notes Indenture, and the New 2032 Notes will have identical terms to the Existing 2032 Notes, other than with respect to the issue date and issue price. The Euro Notes were priced at par value and will bear an interest rate of 5.500% per annum. The New 2032 Notes were priced at an issue price of 100.50% and will bear an interest rate of 6.750% per annum. The Notes are being offered in a private offering to persons reasonably believed to be qualified institutional buyers in accordance with Rule 144A and to certain persons outside the United States under Regulation S of the Securities Act of 1933, as amended.

The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release issued on May 8, 2025

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHIFT4 PAYMENTS, INC.

Date: May 8, 2025	By:	/s/ Jordan Frankel
Jordan Frankel
General Counsel and Secretary